UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on May 25, 2021, IAC/InterActiveCorp (“IAC” or the “Company”) completed the separation of the Company’s Vimeo business from the remaining businesses of the Company in a series of transactions (the “Spin-off”) that resulted in the creation of an independent public company, Vimeo, Inc. (“Vimeo”). In connection with the consummation of the Spin-off, and pursuant to the terms of the previously disclosed Restricted Stock Agreement, dated as of November 5, 2020, between IAC and Joseph Levin, the Company’s Chief Executive Officer (the “Original RSA”), on June 7, 2021, the Company and Mr. Levin entered into an Amended and Restated Restricted Stock Agreement (the “Amended RSA”).

The Original RSA provided for: (i) a grant of 3,000,000 shares of IAC restricted common stock (“IAC Restricted Shares”) that cliff vest on the ten-year anniversary of the grant date, based on the satisfaction of certain stock price targets and Mr. Levin’s continued employment through the vesting date, and (ii) the adjustment of the stock price targets in the event of an IAC spin-off of Vimeo. The ten-year stock price targets contained in the Amended RSA are as follows:

IAC Stock Price	Number of Shares Vesting
Less than $110.22	0
$110.22	500,000
140.25	2,000,000
177.45	2,750,000
$223.32 or greater	3,000,000

All other price-related provisions in the Original RSA have been correspondingly modified in the Amended RSA, and the provisions of the Original RSA relating to adjustment upon an IAC spin-off of Vimeo have been eliminated from the Amended RSA. Except as described herein and except for certain ministerial changes, the Amended RSA contains the same terms as the Original RSA. The description of the Original RSA is set forth under Item 5.02 of the Current Report on Form 8-K filed by the Company on November 6, 2020, and is incorporated by reference herein.

In connection with the Spin-off, Mr. Levin and Vimeo have also entered into a Restricted Stock Agreement pursuant to the terms of the Original RSA.

The above summary of the Amended RSA is not complete and is qualified in its entirety by reference to the full text of the Amended RSA, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Document
10.1	Amended and Restated Restricted Stock Agreement, dated as of June 7, 2021, by and between IAC/InterActiveCorp and Joseph M. Levin.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Senior Vice President, General Counsel and Secretary

Date: June 8, 2021